4. Other Investments	12 Months Ended
Dec. 31, 2016
Trust preferred securities prepayment by underlying bank
Other Investments

Federal Home Loan Bank (FHLB) stock, Federal Reserve Bank (FRB) stock, Pacific Coast Bankers’ Bank and Community Bankers’ Bank stock with a carrying value of $4,395 and $4,350 at December 31, 2016 and 2015, respectively are stated at cost and included as “ Other Investments” on the Company’s Balance Sheets. These investments are considered to be restricted as the Company is required by these entities to hold these investments, and the only market for this stock is the issuing agency. Also included in “Other Investments” are Certificates of Deposit purchased from other FDIC - insured institutions. The balances of these CDs were $2,242 and $2,242 at December 31, 2016 and 2015, respectively.